UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2012

MERU NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34659	26-0049840
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

894 Ross Drive
Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 215-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended 2012 Executive Bonus Plan

On June 22, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of Meru Networks, Inc. (the “Company”) approved an Amended 2012 Management Bonus Plan (the “Bonus Plan”), in which each of the Company’s executive officers, with the exception of the Company’s Senior Vice President of World Wide Field Operations, Lawrence Vaughan, is eligible to participate. The material terms of the Bonus Plan are as follows:

•                  Annual bonuses are earned and paid based on achievement against annual goals.

•                  Target annual bonus levels are a fixed percentage of the executive officer’s annual base salary as of December 31, 2012.

•                  For the Company’s Chief Executive Officer and Chief Financial Officer, the total annual bonus is composed of two parts:

•                  50% of the bonus (the “Revenue Bonus”) is awarded based on the Company achieving the revenue target under the Company’s operating plan (the “2012 Annual Revenues Goal”); and

•                  50% of the bonus (the “Non-GAAP EBITA Bonus”) is awarded based on the Company achieving the non-GAAP EBITA target set by the Committee (the “2012 Annual Non-GAAP EBITA Goal”).

•                  For the Company’s remaining executive officers with the exception of Mr. Vaughan, The total annual bonus is composed of three parts:

•                  40% of the bonus is a Revenue Bonus based on the 2012 Annual Revenues Goal;

•                  40% of the bonus is a Non-GAAP EBITA Bonus based on the 2012 Annual Non-GAAP EBITA Goal; and

•                  20% of the bonus is awarded based on the executive’s performance against management objectives as reasonably determined by the Company’s CEO (the “MBO Bonus”).

•                  For each of the Company’s executive officers, to the extent that the Company achieves the goals that comprise a level equal to 92.2% of the 2012 Annual Revenues Goal (the “Minimum Revenue Threshold”), then such executive officer will receive a bonus that equals 50% of his or her target bonus amount for such Revenue Bonus.

•                  For each of the Company’s executive officers, to the extent that the Company achieves results that are not more than $1.972 million less than the planned 2012 Non-GAAP EBITA plan, (the “Minimum Non-GAAP EBITA Threshold”), then such executive officer will receive a bonus that equals 50% of his or her target bonus amount for such Non-GAAP EBITA Bonus.

•                  There are additive compensation components that provide for additional payouts on a stepped basis, if the Company exceeds the minimum threshold for any goal. However, in no event may an executive officer receive an annual bonus that exceeds 200% of his or her target annual bonus amount, regardless of the extent to which the Company exceeds the minimum threshold for any goal. For achievement between 92.2% and 100% of the revenue target, the Revenue Bonus will start at a payout of 50% of the target Revenue Bonus amount and will increase on a straight-line basis according to the percentage of achievement up to 100%. For revenue achievement in excess of 100% of the annual revenue target the Revenue Bonus will start at a payment of 100% of the target Revenue Bonus (i.e., the Revenue Bonus earned at achievement of 100% of the Company’s annual revenue target) and will increase on a straight-line basis according to the percentage of achievement so that at 120% of the revenue target the Revenue Bonus shall be calculated at 200% of the target Revenue Bonus.

The executives are also eligible to receive an increased Non-GAAP EBITA Bonus if the Company’s non-GAAP EBITA exceeds the fiscal non-GAAP EBITA target under the Company’s operating plan (the “Target Non-GAAP EBITA Amount”). If the Target Non-GAAP EBITA Amount is exceeded, the Non-GAAP EBITA Bonus amount will be calculated on a straight line basis, such that the Non-GAAP EBITA Bonus will be the target Non-GAAP EBITA Bonus multiplied by a multiplier equal to 100% of the target Non-GAAP EBITA Bonus plus 5% of the target Non-GAAP EBITA Bonus for each $98,600 of non-GAAP EBITA performance better than the Target Non-GAAP EBITA Amount.

It is anticipated that any newly hired executive officer will become eligible to participate in the Bonus Plan beginning on the first day of the following quarter (i.e., an executive officer who is hired on July 1, 2012 will be eligible to participate in the Bonus Plan beginning on October 1, 2012), with such executive officer’s bonus payment prorated based on the date he or she becomes eligible to participate in the Bonus Plan.

The target and maximum bonuses for fiscal year 2012 under the Plan based on the current salaries for each executive officer, other than Mr. Vaughan, are as follows:

Name	Target Annual Bonus as a Percentage of Annual Salary	Target Annual Bonus Amount	Maximum Amount of All Potential Bonuses under Plan
Bami Bastani, Ph.D. (1)	100%	$450,000	$900,000
President and CEO
Brett White	50%	$151,500	$303,000
Chief Financial Officer
Kamal Anand	45%	$121,500	$243,000
SVP, Product Management
Carl Gustin	45%	$119,250	$238,500
Chief Marketing Officer

The foregoing is a summary of the Amended Bonus Plan and does not purport to be complete. The foregoing is qualified in its entirety by reference to the Amended Bonus Plan, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended 2012 Sales Executive Bonus Plan

On June 22, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of Meru Networks, Inc. (the “Company”) approved an Amended 2012 Sales Executive Bonus Plan (the “Sales Bonus Plan”), in which Company’s Senior Vice President of World Wide Sales, Services and Support, Lawrence Vaughan, is eligible to participate. The material terms of the Sales Bonus Plan are as follows:

•                  Annual bonus is earned and paid based on achievement against annual goals.

•      Target annual bonus levels are a fixed percentage of Mr. Vaughan’s annual base salary as of December 31, 2012.

•      The total annual bonus is composed of three parts:

•                  60% of the bonus is a Revenue Bonus based on a revenue target approved by the Board of Directors of the Company;

•                  30% of the bonus is a Non-GAAP EBITA Bonus based on the 2012 Annual Non-GAAP EBITA Goal.

•                  10% of the bonus may be awarded quarterly following the achievement of BOTH the Minimum Revenue Threshold AND 2012 Annual Non-GAAP EBITA Goal being met for the Company’s second, third and fourth quarters (it being understood that in the event the annual Revenue Bonus and Non-GAAP EBITA Bonus are achieved at 100%, and that the Minimum Revenue Threshold and 2012 Annual Non-GAAP EBITA Goal were achieved in each quarter, Mr. Vaughan’s annual cash bonus would be 120% of Mr. Vaughan’s targeted annual bonus value).

•                  To the extent that the Company achieves the Minimum Revenue Threshold, then Mr. Vaughan will receive a bonus that equals 50% of his target bonus amount for such Revenue Bonus.

•                  To the extent that the Company achieves the Minimum Non-GAAP EBITA Threshold, then Mr. Vaughan will receive a bonus that equals 50% of his target bonus amount for such Non-GAAP EBITA Bonus.

•                  There are additive compensation components that provide for additional payouts on a stepped basis, if the Company exceeds the minimum threshold for any goal. However, in no event may Mr. Vaughan receive an annual bonus that exceeds 200% of his target annual bonus amount, regardless of the extent to which the Company exceeds the minimum threshold for any goal. For achievement between 92.2% and 100% of the revenue target, the Revenue Bonus will start at a payout of 50% of the target Revenue Bonus amount and will increase on a straight-line basis according to the percentage of achievement up to 100%. For revenue achievement in excess of 100% of the annual revenue target the Revenue Bonus will start at a payment of 100% of the target Revenue Bonus (i.e., the Revenue Bonus earned at achievement of 100% of the Company’s annual revenue target) and will increase on a straight-line basis according to the percentage of achievement so that at 120% of the revenue target the Revenue Bonus shall be calculated at 200% of the target Revenue Bonus.

(1)                   Dr. Bastani to receive a prorated bonus, if any, (crediting service commencing March 19, 2012) based on the Company’s final year-end performance under the bonus plan in effect during such service.

Mr. Vaughan is also eligible to receive increased Non-GAAP EBITA Bonus if the Company’s non-GAAP EBITA exceeds the Target Non-GAAP EBITA Amount.  If the Target Non-GAAP EBITA Amount is exceeded, the Non-GAAP EBITA Bonus amount will be calculated on a straight line basis, such that the Non-GAAP EBITA Bonus will be the target Non-GAAP EBITA Bonus multiplied by a multiplier equal to 100% of the target Non-GAAP EBITA Bonus plus 5% of the target Non-GAAP EBITA Bonus for each $98,600 of non-GAAP EBITA performance better than the Target Non-GAAP EBITA Amount.

The target and maximum bonus for fiscal year 2012 under the Plan based on Mr. Vaughan’s current salary is as follows:

Name	Target Annual Bonus as a Percentage of Annual Salary	Target Annual Bonus Amount	Maximum Amount of All Potential Bonuses under Plan
Larry Vaughan	118%	$325,000	$650,000
SVP Sales, Services and Support

The foregoing is a summary of the Amended Bonus Plan and does not purport to be complete. The foregoing is qualified in its entirety by reference to the Amended Bonus Plan, a copy of which is filed as Exhibit 10.02 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.01	Amended 2012 Management Bonus Plan.

10.02	Amended 2012 Sales Executive Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERU NETWORKS, INC.

Date: June 27, 2012	By:	/s/ Brett T. White

		Name:	Brett T. White
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.01	Amended 2012 Management Bonus Plan.

10.02	Amended 2012 Sales Executive Bonus Plan.